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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       Form 8-K


                              Current Report Pursuant to
                               Section 13 or 15(d) of
                         the Securities Exchange Act of 1934




           Date of Report (Date of Earliest Event Reported):   July 6, 1994




                                     THE CHERRY CORPORATION
                (Exact Name of Registrant as Specified in its Charter)




                                    DELAWARE
                    (State or Other Jurisdiction of Incorporation)





                  0-8955                                    39-2977756

          (Commission File Number)      (I.R.S. Employer Identification Number)


          3600 Sunset Avenue, Waukegan, Illinois                   60087

          (Address of Principal Executive Offices)                (Zip Code)



                                  (708) 662-9200
                 (Registrant's Telephone Number, Including Area Code)



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          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


          EXHIBITS

          Number              Description of Exhibit

          3a                  Form of Amended and Restated Certificate of
                              Incorporation

          3b                  Amended and Restated By-Laws

          10a                 Amended Employee Stock Purchase Plan

          10b                 Amended 1982 Stock Option Plan











































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                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE CHERRY CORPORATION



                                        By: /s/ Dan A. King
                                           ______________________________
                                           Dan A. King
                                           Treasurer, Secretary and
                                           Corporate Controller


          Dated:  July 6, 1994